PIMCO ETF Trust
Prospectus
February 16, 2023 (as supplemented April 5, 2023)
Actively Managed Exchange-Traded Funds
	TICKER	EXCHANGE
COMMODITIES
PIMCO Commodity Strategy Active Exchange-Traded Fund	CMDT	NYSE Arca
Neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthfuI or compIete. Any representation to the contrary is a criminaI offense.

PIMCO Commodity Strategy Active Exchange-Traded Fund

Ticker	CMDT	NYSE Arca
Investment Objective
The Fund seeks total return which exceeds that of its benchmark, consistent with prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.79%
Other Expenses(1)	0.20%
Acquired Fund Fees and Expenses	0.17%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver and/or Expense Reimbursement(2)(3)(4)	(0.52)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.64%
1
“Other Expenses” reflect estimated expenses for the Fund's first fiscal year.
2
PIMCO has contractually agreed, through October 31, 2024, to reduce its management fee by 0.15% of the average daily net assets of the Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee waived as set forth above (the “Fee Waiver Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit (calculated as a percentage of average daily net assets) (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Fee Waiver Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
3
Pacific Investment Management Company LLC (“PIMCO”) has contractually agreed, through October 31, 2024 to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees, plus recoupment, do not exceed the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit).
4
PIMCO has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee paid by the PIMCO Cayman Commodity Fund CMDT, Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee at the annual rate of 0.69% of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.
Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then  hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$65	$280
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. The Fund has not yet commenced operations as of the date of this prospectus. Thus no portfolio turnover rate is provided for the Fund.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, in commodity-linked derivative instruments backed by an actively managed and diversified portfolio of Fixed Income Instruments of varying maturities and may also invest directly in commodities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities.
The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets. Commodities are assets that have tangible properties, such as oil, metals, carbon and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. When determining the target allocation for the strategy, PIMCO may use proprietary quantitative models. The target allocations may include long, short, or no positions in the underlying financial markets and commodities specified in the models. The quantitative models are developed and maintained by PIMCO, and are subject to change over time without notice in PIMCO’s discretion. PIMCO also retains discretion over the final target asset allocation and the implementation of the target asset allocation, which may include positions that are different from target allocations determined by quantitative models.
The Fund will seek to gain exposure to the commodity futures markets primarily through investments in swap agreements and futures, and through investments in the PIMCO Cayman Commodity Fund CMDT, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). In order to comply with certain issuer diversification limits imposed by the Internal Revenue Code, the

PIMCO ETF Trust | Prospectus  1

PIMCO Commodity Strategy Active Exchange-Traded Fund

Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements, other commodity-linked derivative instruments and directly in commodities. The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Under normal circumstances, the Fund will seek to maintain notional exposure to commodities within 20% (plus or minus) of the value of the Fund’s net assets.
The Fund may also invest in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment.
Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in Fixed Income Instruments, as well as derivative instruments, such as forwards, options, futures contracts and swap agreements, relating to Fixed Income Instruments, equity securities or currencies. The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s market forecasts and under normal market conditions is not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund generally invests in investment grade securities that are rated at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except such limitation shall not apply to the Fund’s investments in mortgage- and asset-backed securities). In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. With respect to the Fund’s fixed income investments, the Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. With respect to the Fund’s investment in commodities, equity securities or currencies, the Fund may invest without limitation in non-U.S. issuers and non-U.S. denominated securities or currencies. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.
In pursuing the Fund’s investment objective, PIMCO may emphasize investment strategies that are more strategic, or long-term in nature, with less emphasis on short-term, tactical trading strategies. In addition, PIMCO will utilize a bottom up approach to seek to identify sectors and securities that are undervalued, and the Fund’s investment program may involve a longer investment horizon designed to minimize trading volume and distinct investment strategies as compared with other PIMCO-advised funds with names, investment objectives and policies similar to the Fund. As a result, investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as or similar to those made by such other PIMCO-advised funds.
The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities futures market.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
New Fund Risk: the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies
Small Fund Risk: the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares
Commodity Risk: the risk that investing in commodity-linked derivative instruments and commodities, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments. Investments in commodities can also present risks

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Prospectus

associated with delivery, custody, storage and maintenance, illiquidity, and the unavailability of accurate market valuations of the commodity
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value, particularly during times of market stress
Interest Rate Risk: the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk: the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested.
Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives and the Fund’s performance
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Model Risk: the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund
Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s

February 16, 2023 (as supplemented April 5, 2023) | Prospectus  3

PIMCO Commodity Strategy Active Exchange-Traded Fund

inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short positions will not fulfill its contractual obligations, causing a loss to the Fund
Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions
Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended the “1940 Act”) and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved
LIBOR Transition Risk: the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Once the Fund commences operations, performance for the Fund will be updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/investments/etf.
The Fund's benchmark index is the Bloomberg Commodity Index Total Return. The Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

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Prospectus

Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Greg Sharenow, Lewis Hagedorn, Andrew DeWitt, Jerome Schneider and Andrew Wittkop. Messrs. Sharenow and Schneider are each Managing Directors of PIMCO and Messrs. Hagedorn, DeWitt and Wittkop are each Executive Vice Presidents of PIMCO. Messrs. Sharenow, Hagedorn, DeWitt, Schneider, and Wittkop will manage the Fund as of its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with a Fund.
The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at https://www.pimco.com/en-us/investments/etf.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary, PIMCO or other related companies may pay the intermediary for the sale of Fund shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

February 16, 2023 (as supplemented April 5, 2023) | Prospectus  5

PIMCO ETF Trust

Summary Information About the Fund
This prospectus describes the PIMCO Commodity Strategy Active Exchange-Traded Fund (the “Fund”) offered by PIMCO ETF Trust (the “Trust”). The Fund provides access to the professional investment advisory services offered by PIMCO.
ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by a member or participant of a clearing agency registered with the Securities and Exchange Commission, which has a written agreement with the Fund’s Distributor that allows such member or participant to place orders for the purchase and redemption of Creation Units (as defined below) (“Authorized Participant“). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Once operational, shares of the Fund are listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in aggregations of a specified number of shares (”Creation Units“). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are in exchange for securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not purchase or redeem shares directly from the Fund.
If the Fund were to effect redemptions with an Authorized Participant primarily for cash, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The sale of portfolio securities could cause the Fund to recognize gains that it might not otherwise have recognized if redemptions were effected in-kind, or to recognize such gain sooner than would otherwise be required. Such gains will generally be distributed to shareholders to avoid taxation at the Fund level and to ensure compliance with other special tax rules that apply to the Fund. Moreover, the sale of portfolio securities will generally subject the Fund to transaction costs, which may be partially or totally offset by the variable transaction fee charged by the Fund to redeeming Authorized Participants.
An investment in the Fund alone should not constitute an entire investment program. This prospectus explains what you should know about the Fund before you invest. Please read it carefully. Certain affiliates of the Fund and PIMCO may purchase and resell Fund shares pursuant to this prospectus.
On each business day, before commencement of trading on NYSE Arca, the Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day. The Fund fact sheet provides additional information regarding the Fund and may be requested by calling 1.888.400.4ETF (1.888.400.4383).
Description of Principal Risks
The value of your investment in the Fund changes with the market price of the Fund’s shares determined in the secondary market. Market price may be determined, in part, by the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of the Fund are identified in the Fund Summary. The principal risks are described in more detail in this section. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information (the “SAI”) also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money by investing in the Fund.
New Fund Risk
A new fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new funds. New funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. Similarly, a new fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy. New funds have limited performance histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

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Prospectus

Small Fund Risk
A smaller fund may not grow to or maintain an economically viable size to achieve investment or trading efficiencies, which may negatively impact performance and/or force the fund to liquidate. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares, which can occur at any time and may impact the fund in the same manner as a high volume of purchases or redemptions.
Commodity Risk
The Fund’s investments in commodity-linked derivative instruments and commodities, either directly or through the Subsidiary may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments. The Fund and its Subsidiary each may concentrate its assets in a particular sector of the commodities market (such as oil, metal, carbon or agricultural products). Investments in  commodities can also present risks associated with delivery, custody, storage and maintenance, illiquidity, and the unavailability of accurate market valuations of the commodity.
Market Trading Risk
The Fund is subject to secondary market trading risks. Shares of the Fund are listed for trading on an exchange, however, there can be no guarantee that an active trading market for such shares will develop or continue. Shares of the Fund may be listed or traded on U.S. and foreign (non-U.S.) exchanges other than the Fund’s primary U.S. listing exchange. There can be no guarantee that the Fund’s shares will continue trading on any exchange or in any market or that the Fund’s shares will continue to meet the listing or trading requirements of any exchange or market. The Fund’s shares may experience higher trading volumes on one exchange as compared to another and investors are subject to the execution and settlement risks of the market where their broker directs trades.
Secondary market trading in the Fund’s shares may be halted by an exchange because of market conditions. Pursuant to exchange or market rules, trading in the Fund’s shares on an exchange or in any market may be subject to trading halts caused by extraordinary market volatility. If secondary market trading is halted or an exchange closes earlier than anticipated, you may be unable to purchase or sell Fund shares. Additionally, the secondary market for trading an exchange-traded fund’s shares may become less liquid when the underlying holdings of the exchange-traded fund are difficult to buy or sell. There can be no guarantee that the Fund’s exchange listing or ability to trade its shares will continue or remain unchanged. In the event the Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.
Buying or selling the Fund’s shares on an exchange may require the payment of brokerage commissions. In addition, an investor who buys or sells may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on their trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Due to the costs inherent in buying or selling the Fund’s shares, frequent trading may detract significantly from investment returns. Investment in the Fund’s shares may not be advisable for investors who expect to engage in frequent trading.
Shares of the Fund may trade on an exchange at prices at, above or below their most recent NAV, which could result in an investor buying shares of the Fund at a higher price than the Fund’s NAV or selling shares of the Fund at a lower price than the Fund’s NAV. The market prices of Fund shares will fluctuate, sometimes rapidly and materially, in response to changes in the Fund’s NAV, the value of Fund holdings and supply and demand for Fund shares. Although the creation/redemption feature of the Funds generally makes it more likely that Fund shares will trade close to NAV, market volatility, lack of an active trading market for Fund shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in Fund shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Additionally, to the extent the Fund holds securities traded in markets that close at a different time from the Fund’s listing exchange, liquidity in such securities may be reduced after the applicable closing times, and during the time when the Fund’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Fund’s shares’ NAV may widen. You may be unable to sell your shares or may incur significant losses if you transact in Fund shares in these and other circumstances. Neither PIMCO nor the Trust can predict whether Fund shares will trade above, below or at NAV. The Fund’s investment results are based on the Fund’s daily NAV. Investors transacting in Fund shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the Fund’s daily NAV. There are various methods by which investors can purchase and sell shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Funds.

February 16, 2023 (as supplemented April 5, 2023) | Prospectus  7

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The Fund has a limited number of intermediaries that act as Authorized Participants, and none of these Authorized Participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able and willing to create or redeem, shares may trade at a discount to NAV and possibly face trading halts and/ or delisting. Additionally, while Fund shares are listed for trading on an exchange, there can be no assurance that active trading markets for Fund shares will be maintained by market makers or Authorized Participants.
Decisions by market makers or Authorized Participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the creation/redemption process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s shares.
Interest Rate Risk
Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of a change in interest rates. For example, as nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.
Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Dividend-paying equity securities, particularly those whose market price is closely related to their yield, may be more sensitive to changes in interest rates. During periods of rising interest rates, the values of such securities may decline and may result in losses to the Fund.
Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.
A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Risks associated with rising interest rates are heightened under current market conditions given that the U.S. Federal Reserve (the “Federal Reserve”) has begun to raise interest rates from historically low levels and has signaled an intention to continue to do so. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed-income investments when due.
During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries have previously experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.
Convexity is an additional measure used to understand a security’s or Fund‘s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

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Call Risk
Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Market Risk
The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.
In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.
Current market conditions may pose heightened risks with respect to the Fund’s investment in fixed income securities. As discussed more under “Interest Rate Risk,” the Federal Reserve has begun to raise interest rates from historically low levels and has signaled an intention to continue to do so. Any additional interest rate increases in the future could cause the value of the Fund’s investment in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.
Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, the Fund may rely on various third- party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.

February 16, 2023 (as supplemented April 5, 2023) | Prospectus  9

PIMCO ETF Trust

Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.
Liquidity Risk
The Securities and Exchange Commission (the “SEC”) defines liquidity risk as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. The Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.
In such cases, the Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for the Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.
Derivatives Risk
Derivatives and other similar instruments (referred to collectively as “derivatives” are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the SAI. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject the Fund to the potential for unlimited loss. The use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, leverage risk, counterparty (including credit) risk, operational risk, legal risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of improper valuation and the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. The Fund may be required to hold additional cash or sell other investments

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Prospectus

in order to obtain cash to close out a position and changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, the Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse.
Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund may wish to retain its position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. When such markets are unavailable, the Fund will be subject to increased liquidity and investment risk.
When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective.
The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.
Issuer Non-Diversification Risk
Focusing investments in a small number of issuers increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.
Model Risk
In making investment allocation decisions for the Fund, PIMCO may utilize quantitative models that may be proprietary or developed by third-parties. These models are used by PIMCO to determine (or assist in determining) the Fund’s target asset allocation and to identify potentially attractive relative value and risk hedging strategies. The investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund. There can be no assurance that the models used by PIMCO will remain viable, due to various factors, which may include the quality of the data input into the models and the assumptions underlying such models, which to varying degrees involve the exercise of judgment, as well as the possibility of errors in constructing or using the model.
Models rely on accurate market data inputs. If inaccurate market data is entered into a model, the resulting information will be incorrect. In addition, the models used may be predictive in nature and such models may result in an incorrect assessment of future events. The models evaluate securities or securities markets based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models. In addition, when relying on a quantitative model and/or data supplied by third parties, PIMCO may have less insight into the construction, coding or testing of the third-party model or data, and PIMCO will be exposed to systems, cyber security and other risks associated with the third party that provides the model or data.

February 16, 2023 (as supplemented April 5, 2023) | Prospectus  11

PIMCO ETF Trust

The use of models can be complex and involves financial, economic, econometric and statistical theories, research and modeling; and the results of those processes must then be translated into computer code. Although PIMCO seeks to hire individuals and/or third parties, as applicable, skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of a model’s end product raises the chances that a finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance.
Mortgage-Related and Other Asset-Backed Securities Risk
Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Credit Risk
The Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if the Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.
Foreign (Non-U.S.) Investment Risk
The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign (non-U.S.) countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruptions, political changes, security suspensions, diplomatic developments or the imposition of sanctions or other similar measures could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country's securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities

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Prospectus

transactions, and adversely impact the Fund's liquidity and performance. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign (non-U.S.) currency, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters, associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.
Sovereign Debt Risk
Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign (non-U.S.) currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund’s control, may result in a loss in value of the Fund’s sovereign debt holdings.
Currency Risk
If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance or payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.
Leveraging Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The Fund's use of derivatives may also create leveraging risk. The Subsidiary (as described under “Characteristics and Risks of Securities and Investment Techniques—Investments in the Wholly-Owned Subsidiary”) will comply with requirements of Rule 18f-4 on an aggregate basis with the Fund. The Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not “against the box,” (i.e., short sales where the Fund does not hold the security or have the right to acquire it without payment of further consideration), could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.
Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in

February 16, 2023 (as supplemented April 5, 2023) | Prospectus  13

PIMCO ETF Trust

certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. The Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objective.
Short Exposure Risk
The Fund’s short sales and short positions, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.
By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long security positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.
In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to the Fund.
Tax Risk
The Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures and through direct investments in commodities. The Fund may also gain exposure indirectly to commodity markets by investing in its respective Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other Fixed Income Instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.
As more fully described below under “Tax Consequences—A Note on the PIMCO Commodity Strategy Active Exchange-Traded Fund“ the Internal Revenue Service (“IRS”) issued a revenue ruling which holds that income derived from commodity-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income. Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if distributed to the Fund or if the Fund’s income from the subsidiary is derived with respect to the Fund’s business of investing in securities. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund will seek to gain exposure to the commodity markets primarily through investments in its respective Subsidiary. If the IRS were to determine that income derived from certain commodity-linked notes or from investments in a Subsidiary does not constitute qualifying income, the Fund might be adversely affected and would be required to reduce their exposure to such investments, which might result in difficulty in implementing their investment strategies and increased costs and taxes. Investment in a Subsidiary involves specific risks. See “Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary” below for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary.

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Prospectus

Subsidiary Risk
By investing in the Subsidiary, the PIMCO Commodity Strategy Active Exchange-Traded Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similiar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Fund or the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of the Fund and/or the Subsidiary and result in the Fund underperforming its benchmark index.
LIBOR Transition Risk
Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (”LIBOR“). LIBOR is an average interest rate, determined by the ICE Benchmark Administration that banks charge one another for the use of short-term money. On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund's investments may involve individual contracts that have (i) no existing fallback provision or language that contemplates the discontinuation of LIBOR or (ii) inadequate fallback provisions or language that does not contemplate a permanent discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. The Federal Reserve proposed implementing regulations for the law on July 28, 2022, and it is expected that final regulations will follow. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument's transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Disclosure of Portfolio Holdings
Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of the Fund’s holdings.

February 16, 2023 (as supplemented April 5, 2023) | Prospectus  15

PIMCO ETF Trust

Management of the Fund
Investment Manager
PIMCO serves as the investment manager for the Fund. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters. PIMCO also serves as the investment manager for the Subsidiary.
PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2022, PIMCO had approximately $1.74 trillion in assets under management.
Management Fees
The Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Fund will pay monthly Management Fees to PIMCO at the following annual rate (stated as a percentage of the average daily net assets of the Fund taken separately) of 0.79%.
In addition to providing investment advisory services, PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, securities lending expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally earns a profit on the management fee paid by the Fund. Also, under the terms of the investment management agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.
A discussion of the basis for the Board of Trustees’ approval of the Fund’s investment management agreement will be available in the Fund’s first annual or semi-annual report to shareholders. As discussed in the “Principal Investments and Strategies” section, the PIMCO Commodity Strategy Active Exchange-Traded Fund may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays PIMCO a management fee at the annual rate of 0.69%. PIMCO has contractually agreed to waive the management fee it receives from the PIMCO Commodity Strategy Active Exchange-Traded Fund in an amount equal to the management fee paid to PIMCO by the  Subsidiary.
Expense Limitation Agreement
PIMCO has contractually agreed, through October 31, 2024, to waive a portion of the Fund’s Management Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
Fee Waiver Agreement
PIMCO has contractually agreed, through October 31, 2024, to waive or reduce its management fee by 0.15% of the average daily net assets of the Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee waived as set forth above (the “Fee Waiver Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Fee Waiver Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

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Prospectus

Individual Portfolio Managers
The following individuals have joint and primary responsibility for managing the Fund.
Fund	Portfolio Manager	Since	Recent Professional Experience
Commodity Strategy Active Exchange-Traded Fund	Greg Sharenow	*
Managing Director, PIMCO. Mr. Sharenow is a portfolio manager in the Newport Beach office, focusing on commodities, real assets, and inflation solutions. He leads PIMCO’s commodity portfolio management group. He also co-manages PIMCO’s Energy and Tactical Credit
Opportunities strategy. Prior to joining PIMCO in 2011, he was an energy trader at Hess
Energy Trading, Goldman Sachs, and DE Shaw. He was previously senior energy economist at
Goldman Sachs and before that, worked as a quantitative analyst in the Global Portfolio
Analysis group at Goldman Sachs. His co-authored article, “Beating Benchmarks,” won the
Second Annual Berstein Fabozzi/Jacobs Levy Award for Outstanding Article after it was published in the Journal of Portfolio Management. He has investment and financial services experience since 2000 and holds bachelor’s degrees in mathematical methods in the social sciences and in economics from Northwestern University. He is a member of the Council on
Foreign Relations.

	Lewis Hagedorn	*
Executive Vice President, PIMCO. Mr. Hagedorn is a commodities portfolio manager in the
Newport Beach office. He has spent the entirety of his career in commodity markets, with a primary focus on agriculture. Prior to joining PIMCO in 2018, he was a proprietary trader at
TrailStone Group in London, and previously worked at Citadel and Brevan Howard. Mr.
Hagedorn began his career as an economist for the Chicago Board of Trade before joining J.P.
Morgan, where he was head of agricultural commodities research and strategy. He has investment experience since 2005 and holds a master of science degree in agricultural economics and undergraduate degrees in economics and psychology from the University of
Illinois at Urbana Champaign.

	Andrew DeWitt	*
Senior Vice President, PIMCO. Mr. DeWitt is a portfolio manager in the Newport Beach office, focusing on commodity and multi-real asset strategies. Previously, he managed PIMCO’s portfolio associate group and focused on portfolio optimization and other technology initiatives. He has investment experience since 2006 and holds undergraduate degrees in economics and sociology from Brown University.

	Jerome Schneider	*
Managing Director, PIMCO. Mr. Schneider is the head of short-term portfolio management and funding. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2015. Prior
to joining PIMCO in 2008, Mr. Schneider was a senior managing director with Bear Stearns.
There he most recently specialized in credit and mortgage-related funding transactions and helped develop one of the first “repo” conduit financing companies. Additionally, during his tenure at Bear Stearns he held various positions on the municipal and fixed income derivatives trading desks. He has 27 years of investment experience and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an MBA from the Stern School of Business at New York University.

	Andrew Wittkop	*
Executive Vice President, PIMCO. Mr. Wittkop ia a portfolio manager in the Newport Beach office, managing short and low duration portfolios. He previously worked on the U.S. interest rate desk trading Treasuries, agencies and derivative instruments. Prior to that, he worked on the real return desk and as a product manager for absolute return strategies. He has 22 years of investment experience and holds an MBA from Stern School of Business at New York
University and an undergraduate degree from the University of California, Los Angeles.

*
Inception of the Fund.
Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Fund.
The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust’s SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

February 16, 2023 (as supplemented April 5, 2023) | Prospectus  17

PIMCO ETF Trust

Distributor
The Trust’s Distributor is PIMCO Investments LLC (the “Distributor”). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund and does not maintain a secondary market in shares of the Fund.
Distribution and Servicing Plan
The Trust has adopted a Distribution and Servicing Plan (the “12b-1 Plan”) for shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The 12b-1 Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The 12b-1 Plan permits the Fund to pay compensation at an annual rate of up to 0.25% of the Fund’s average daily net assets. However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan fee at this time. The 12b-1 fee may only be imposed or increased when the Board of Trustees determines that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund and therefore, the 12b-1 Plan fee may cost an investor more than other types of sales charges.
Payments to Broker-Dealers and Other Financial Intermediaries
PIMCO or the Distributor (for purposes of this subsection only, collectively, “PIMCO”) makes payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. PIMCO also makes payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to ETFs in general. In addition, PIMCO makes payments to Intermediaries that make Fund shares available to their clients, including on no transaction fee platforms, or for otherwise promoting the sale and distribution of the Fund. Such payments, which may be significant to the Intermediary, are not made by the Fund. Rather, such payments are made by PIMCO from its own resources, which may come directly or indirectly in part from management fees paid by the Fund. Payments of this type are sometimes referred to as marketing support or revenue-sharing payments. Such payments may include the reimbursement of ticket charges and revenue sharing tied to assets under management. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the marketing support payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund over another investment. More information regarding these payments is contained in the SAI.
A shareholder should contact his or her Intermediary’s salesperson or other investment professional for more information regarding any such payments the Intermediary firm may receive from PIMCO.
Buying and Selling Shares
Shares of the Fund are listed for trading on a national securities exchange during the trading day. The Fund’s primary listing exchange is NYSE Arca. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.
Shares of the Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creations and Redemptions” section of the SAI. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
The Trust’s Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market

18  Prospectus | PIMCO ETF Trust

Prospectus

timing”). The Trust believes this is appropriate because an ETF, such as the Fund, is intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s shares may be purchased and sold on NYSE Arca at prevailing market prices, the risks of frequent trading are limited.
The New York Stock Exchange (“NYSE”) is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
A “Business Day” with respect to the Fund is each day NYSE is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when NYSE closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in Rule 12d1-4 under the 1940 Act, including in some cases that such investment companies enter into an agreement with the Trust.
The Trust typically does not offer or sell its shares to non-U.S. resident Authorized Participants. For purposes of this policy, a U.S. resident Authorized Participant is defined as an Authorized Participant that has a U.S. address of record at the time of sale.
In order to meet redemption requests, the Fund may use a combination of sales of portfolio assets, in-kind transactions, holdings of cash and cash equivalents (including cash flows into the Fund) and financing transactions (such as reverse repurchase agreements), and may pay additional transaction costs in order to sell portfolio assets on an expedited settlement timeline. These methods of meeting redemption requests are expected to be used regularly. The Fund reserves the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See “Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings” and the SAI for more information.
Book Entry
Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday indicative value (“IIV”) of the Fund may be disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash included in the Fund’s IIV basket. The IIV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Unlike the Fund’s NAV, the IIV may not reflect estimated accrued interest, dividends and other income, or Fund expenses. Therefore, the IIV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in the Fund’s IIV basket. The Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no representation or warranty as to its accuracy. An inaccuracy in the IIV could result from various factors, including the difficulty of pricing portfolio instruments on an intraday basis.

February 16, 2023 (as supplemented April 5, 2023) | Prospectus  19

PIMCO ETF Trust

Premiums and Discounts
There may be differences between the daily market prices on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. See “How Net Asset Value Is Determined” below. The Fund’s market price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The market price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Information regarding the Fund’s NAV and market price can be found at https://www.pimco.com/en-us/investments/etf.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and the market price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the frequency of daily premiums or discounts, generally at the time the NAV is calculated, can be found at www.pimcoetfs.com.

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Prospectus

Request for Multiple Copies of Shareholder Documents
To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report or notice of availability, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact the financial intermediary through which you hold your shares.
How Net Asset Value Is Determined
The NAV of the Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that Fund, less any liabilities, by the total number of shares outstanding of that Fund.
On each day that the NYSE is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.
For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee's policies and procedures govern the Valuation Designee's selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).
Domestic and foreign (non-U.S.) fixed income securities, non-exchange-traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based upon the NAVs of such investments.
If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, unless otherwise determined by the Valuation Designee any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when you are unable to buy or sell shares.

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Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments, and in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.
Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.
Fund Distributions
The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare and distribute income dividends quarterly to shareholders of record. The Fund’s first distribution to shareholders is expected to occur after its first full calendar month of operations. In addition, the Fund distributes any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund. No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Tax Consequences
The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.
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Taxes on Fund Distributions.  If you are subject to U.S. federal income tax you will be subject to tax on taxable Fund distributions. For federal income tax purposes, taxable Fund distributions will be taxable to you as either ordinary income or capital gains.
Fund taxable dividends (i.e., distributions of investment income) are generally taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.
The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of the Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See “Returns of Capital” below.
Taxable Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.
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Taxes When You Sell Your Shares.  Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.
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Returns of Capital. If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or

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“adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
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Important Tax Reporting Considerations. The Internal Revenue Code of 1986 requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the IRS. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
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A Note on the PIMCO Commodity Strategy Active Exchange-Traded Fund. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize direct investments in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income. The Fund will continue to seek to gain exposure to the commodity markets primarily through investments in its Subsidiary and perhaps through commodity-linked notes. The Subsidiary will be treated as a controlled foreign corporation. As a result, the Fund with the Subsidiary will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary's “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income and realized gains and mark-to-market gains will be “subpart F income.” The Fund's recognition of its Subsidiary's “subpart F income” will increase the Fund's tax basis in its Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund's tax basis in its Subsidiary. “Subpart F income” is generally treated by the Fund as ordinary income, regardless of the character of the Subsidiary's underlying income or gains. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary's parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Subsidiary in future periods. Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if distributed to the Fund or if the Fund’s income from in the subsidiary is derived with respect to the Fund’s business of investing in securities. A subsidiary may pay such a distribution at any time. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. There can be no assurance that the IRS will not change its position with respect to some or all of these conclusions or that future legislation will not adversely impact the tax treatment of the Fund’s commodity-linked investments. If the IRS were to change or reverse its position, or if future legislation adversely affected the tax treatment of the Fund’s commodity-linked investments, there would likely be a significant adverse impact on the Fund, including the possibility of failing to qualify as a regulated investment company. If the Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. Furthermore, the tax treatment of the Fund's investments in its Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund's taxable income or any distributions made by the Funds or result in the inability of the Funds to operate as described in this Prospectus.
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A Note on the PIMCO Commodity Strategy Active Exchange-Traded Fund. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
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Backup Withholding.  Shareholders may be subject to U.S. federal income tax withholding with respect to distributions payable to shareholders if they fail to provide their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
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Foreign Withholding Taxes. The Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund’s total return on those securities would be decreased. Athough in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain. The Fund may generally deduct these taxes in computing its taxable

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income. Rather than deducting these foreign taxes if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.
Foreign shareholders may be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Fund. Additionally, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or are deemed noncompliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
This “Tax Consequences” section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see “Taxation” in the SAI for additional information regarding the tax aspects of investing in the Fund.
Characteristics and Risks of Securities and Investment Techniques
This section provides additional information about some of the principal investments and related risks of the Fund described under “Fund Summary” and “Description of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time.
Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any fund, investors in the Fund rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.
Because the Fund may invest a portion of its assets in its respective Subsidiary, which may hold some of the investments described in this prospectus, the Fund may be indirectly exposed to the risks associated with those investments. With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the
Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and its Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that, in accordance with current federal securities and tax laws, rules and staff positions, with respect to their investments in certain securities that may involve leverage, a Subsidiary will comply to the same extent as the Fund.
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds.
Significant purchases and redemptions of its Creation Units for cash may adversely impact the Fund’s portfolio management. For example, the Fund may be forced to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions for cash, or hold a comparatively large portion of its portfolio in cash due to significant Creation Unit purchases for cash, in each case when the Fund otherwise would not seek to do so. Such transactions may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and the Fund redeems Creation Units for cash, or otherwise cause the Fund to perform differently than intended. Similarly, significant purchases of its Creation Units for cash may adversely affect the Fund’s performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
Certain PIMCO-advised funds (the “PIMCO Funds of Funds”) invest substantially all or a significant portion of their assets in other PIMCO-advised funds, including the Fund (“Underlying PIMCO Funds”). In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO (“Affiliated Funds of Funds”) may be the predominant or sole shareholders of a particular Underlying PIMCO Fund. Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of exchange-traded shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may indirectly result in the Underlying PIMCO Fund having to sell securities or invest cash when

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it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains and the Fund redeems Creation Units for cash. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds’ investment flexibility.
Investment Selection
In selecting securities for the Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors. In selecting investments for the Fund, PIMCO may use proprietary quantitative models that are developed and maintained by PIMCO, and which are subject to change over time without notice in PIMCO's discretion.
With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO’s investment selection techniques will produce the desired results.
Fixed Income Instruments
“Fixed Income Instruments,” as used generally in this prospectus, includes:
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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
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mortgage-backed and other asset-backed securities;
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inflation-indexed bonds issued both by governments and corporations;
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structured notes, including hybrid or “indexed” securities and event-linked bonds;
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bank capital and trust preferred securities;
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loan participations and assignments;
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delayed funding loans and revolving credit facilities;
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bank certificates of deposit, fixed time deposits and bankers’ acceptances;
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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
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obligations of international agencies or supranational entities.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
The Fund, to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.
Duration
Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond fund with an average duration of fifteen years would be expected to fall approximately 15% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.
U.S. Government Securities
U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of a Fund’s shares. U.S. Government Securities are subject to market and interest rate risk,

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as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“GNMA”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the long-term effects it may have on the market for mortgage-backed securities are uncertain.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A to-be-announced (“TBA”) transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date.
The value of some mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See “Extension Risk” and “Prepayment Risk” below. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.
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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.
One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

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The Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Fund may invest in other asset-backed securities that have been offered to investors.
Reinvestment
The Fund may be subject to the risk that the returns of the Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund’s current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund’s portfolio managers believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by the Fund from its investments is likely to have an adverse effect on the Fund’s NAV, yield and total return.
Focused Investment
To the extent that the Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.
Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.
Loan Participations and Assignments
The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.
Variable and Floating Rate Securities
Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). In addition to senior loans, variable- and floating-rate instruments may include, without limit, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed securities. The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates as the case may be, of the respective securities. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.  The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Fund may invest up to 5% of its respective total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, the Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See “Municipal Bonds.”

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Inflation-Indexed Bonds
Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as “iSTRIPS”). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.
Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus the Consumer Price Index for All Urban Consumers (“CPI”). With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Event-Linked Exposure
The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as
“catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposures often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.
Convertible and Equity Securities
Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company’s directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.
The Fund may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives.
The Fund may invest in preferred securities, convertible securities and other equity-related securities. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of

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a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, the Fund may have to reinvest proceeds in less attractive securities.
Among other risks described in this prospectus, the following issues are particularly associated with investments in preferred and other senior securities.
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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for the Fund.
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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.
In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to the Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.
While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Fund may consider convertible securities or equity securities to gain exposure to such investments. The Fund may invest in equity securities of issuers in commodity related industries. When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund’s respective benchmark index, if any. At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably.
Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.
Preferred Securities
Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred securities may pay fixed or adjustable rates of return.
Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Among other risks described in this Offering Memorandum, the following issues are particularly associated with investments in preferred and other senior securities.
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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Fund.
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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.
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Liquidity. Preferred and other senior securities may be less liquid than other securities, including common stock and

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U.S. government securities. As a result, these securities are subject to the risk that they may be unable to be sold at the time desired by a Fund or at prices approximating the values at which the Fund is carrying the securities on its books. In addition, over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may negatively affect the prices of securities held by a Fund, which may result in losses to the Fund.
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Regulatory Changes. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.
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Special Redemption Rights. An issuer of preferred or other senior securities may redeem the securities prior to a specified date, which may occur due to changes in tax or securities laws or corporate actions. A redemption by the issuer may negatively impact the return of the preferred security.
In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks.
Contingent Convertible Securities
Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity of the issuer or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have an adverse effect on the market price of CoCos. CoCos are often rated below investment grade and are subject to the risks of high yield securities.
Because CoCos are issued primarily by financial institutions, CoCos may present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.
Some additional risks associated with CoCos include, but are not limited to:
Loss absorption risk. CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the
Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. In addition, CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the issuer absorb losses and may be suspended in the event there are insufficient distributable reserves.
Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
Market value will fluctuate based on unpredictable factors. The trading behavior of a given issuer’s CoCos may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities. The value of CoCos is unpredictable and could be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Foreign (Non-U.S.) Securities
The Fund may invest in U.S. dollar-denominated securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the “country of exposure” of such instrument is a

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non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, which the Fund may utilize, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. Further, where a derivative instrument is exposed to an index, PIMCO generally considers the derivative to be economically tied to each country represented by the components of the underlying index pursuant to the criteria set forth in the preceding sentence.
Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for the Fund that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of the imposition of sanctions and other similar measures, nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruptions; the possibility of security suspensions; and political instability. Individual foreign (non-U.S.) economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in, or uncertainty concerning, foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies and in some cases could lead to uncertainty regarding the reliability of issuers’ financial reporting.
The Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.
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Emerging Market Securities. The Fund may invest in securities and instruments that are economically tied to emerging market countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located in an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments for the Fund, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the

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laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to the imposition of sanctions and other similar measures, price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Foreign (Non-U.S.) Currencies
The Fund may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments or central banks, or by currency controls or political developments. Currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.
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Foreign Currency Transactions. The Fund may invest in securities denominated in foreign (non-U.S.) currencies, engage in foreign currency transactions on a spot (cash) basis and enter into forward foreign currency exchange contracts. The Fund may invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities. There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw the Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.
Repurchase Agreements
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.
Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
The Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Fund.
The Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to  1∕3 of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets. In addition, the Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.
Derivatives
The Fund may, but is not required to, use derivatives and other similar instruments (referred to collectively as “derivatives”) for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on ETFs). The Fund may invest some or all of its assets in derivative instruments, subject to the Fund’s objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under “Investment Objectives and Policies” in the SAI.
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.
CPI Swap.  A CPI swap is a fixed maturity, OTC derivative transaction in which the investor receives the “realized” rate of inflation as measured by the CPI over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the “breakeven inflation” rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in “bullet” format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation

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over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.
Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Counterparty Risk (including Credit Risk).  The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, a short position in a credit default swap could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Counterparty risk also refers to the risks of having concentrated exposure to a counterparty.
Market and Fund Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Liquidity risk also refers to the risk that a Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. A Fund may have to sell a security at a disadvantageous time or price to meet such obligations.
Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.
Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Correlation Risk.  In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an ETF would not correlate perfectly with the index upon which the ETF is based because the fund's return is net of fees and expenses. In this regard, the Fund seeks to achieve its investment objective, , in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance)  of an index on a daily basis. However, the overall investment strategies of the Fund is not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent the Fund, or derivatives or other strategies used by the Fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by the Fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests; (iv) the Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of the Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.
For the PIMCO Commodity Strategy Active Exchange-Traded Fund, these factors include the possibility that the Fund’s commodity derivatives positions may have different roll dates, reset dates or contract months than those specified in a particular commodity index.
A Note on the PIMCO Commodity Strategy Active Exchange-Traded Fund.
In light of certain revenue rulings and private letter rulings issued by the IRS, as discussed above under “Tax Consequences—A Note on the PIMCO Commodity Strategy Active Exchange-Traded Fund,“ the Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in their respective Subsidiary (as discussed below). The Funds may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and

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commodities futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index. These notes expose the Funds economically to movements in commodity prices. The Fund may also invest in futures contracts on carbon offset credits. A carbon offset credit represents the reduction or removal of a specific amount of carbon dioxide or other greenhouse gas (“GHG”) from the atmosphere. Carbon offset credits are designed to provide a mechanism for people and businesses to mitigate the adverse environmental impact of their GHG-generating activities.
Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund's derivative transactions, or impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.  Other risks in using derivatives include the risk of mispricing and/or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
Operational and Legal Risks.  Using derivatives is also subject to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Investments in a Wholly Owned Subsidiary
Investments in its Subsidiary are expected to provide the PIMCO Commodity Strategy Active Exchange-Traded Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Code and IRS revenue rulings, as discussed above under “Tax
Consequences—A Note on the PIMCO Commodity Strategy Active Exchagne-Traded ETF” It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and/or other Fixed Income Instruments. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in its Subsidiary.
To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Fund’s investment in its Subsidiary will likely increase. The Subsidiary will also invest in inflation-indexed securities and/or other Fixed Income Instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives position, common and preferred securities as well as convertible securities of issuers in commodity-related industries, collateralized debt obligations, event-linked bonds and event-linked swaps.
To the extent that the Fund invests in its Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus. While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act.
In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of the Fund and/or the Subsidiary and result in the Fund underperforming its benchmark index(es)
Exchange-Traded Notes (ETNs)
ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.
Delayed Funding Loans and Revolving Credit Facilities
The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its respective investments in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such

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amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
When-Issued, Delayed Delivery and Forward Commitment Transactions
The Fund may purchase or sell securities that it is eligible to purchase or sell on a when-issued basis, may purchase or sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.
Investment in Other Funds
The Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including ETFs, which may include investment companies advised by PIMCO or another investment adviser, or in pooled accounts or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act, the rules and regulations thereunder or exemptive relief therefrom. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The limitation described in the foregoing sentence shall not apply to the Fund’s investment in its Subsidiary. As a shareholder of an investment company or other pooled vehicle, the Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.
Subject to the restrictions and limitations of the 1940 Act, and the rules and regulations thereunder and any exemptive relief therefrom, the Fund may, in the future, elect to pursue its investment objective either by investing directly in securities or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.
Regulatory changes adopted by the SEC concerning investment companies in the securities of other registered investment companies may, among other things, limit the Fund’s investment flexibility. This could adversely impact the Fund’s investment strategies and operations. The ”Investment Objectives and Policies - Regulatory Risk“ section in the SAI discusses these changes in further detail.
Small-Cap and Mid-Cap Companies
The Fund may invest in equity securities of small-capitalization and mid-capitalization companies. The Fund considers a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund’s investment in small- and mid-cap companies may increase the volatility of the Fund’s portfolio.
Short Sales
The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A short sale is ”against the box“ to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.
Illiquid Investments
The Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term “illiquid investments” for this purpose means investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity

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category other than “illiquid” pursuant to the Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under “Investment Objectives and Policies” in the SAI.
Loans of Portfolio Securities
For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the SAI for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.
Portfolio Turnover
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” When the portfolio managers deem it appropriate and particularly during periods of volatile market movements, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. To the extent that Creation Unit purchases from and redemptions by a Fund are effected in cash, frequent purchases and redemptions may increase the rate of portfolio turnover. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Fund’s portfolio) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. Please see the Fund's “Fund Summary—Portfolio Turnover” or the “Financial Highlights” in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year. In addition, large movements of cash into or out of a Fund may negatively impact the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.
Temporary Defensive Positions
For temporary defensive purposes, the Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities in attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When the Fund engages in such strategies, it may not achieve its investment objective.
Changes in Investment Objectives and Policies
The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Fund may be changed by the Board of Trustees without shareholder approval. In addition, the Trust may determine to cease operating the Fund as an “exchange-traded” fund and cause the Fund's shares to stop trading on a securities exchange.
Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.
Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The ratings of a fixed income security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating or a lower rating during the period in which they are held by the Fund. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.
The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO’s rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in high yield and/or unrated securities, the Fund's success in

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achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and higher-rated securities.
Other Investments and Techniques
The Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.
Cyber Security
As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding) and may come from multiple sources, including outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid, or insider actions. In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches have the potential to interfere with the processing of Authorized Participant transactions and shareholder transactions in Fund shares on an exchange. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.
Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, their service providers, trading counterparties or the issuers in which the Fund invests.

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Financial Highlights
Because the Fund has not commenced operations as of the date of this prospectus, audited financial highlights are not available.

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Appendix A
Description of Securities Ratings
The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, Standard & Poor’s or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities  are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.
Investment Grade Debt Securities  are those rated in one of the four highest rating categories, or, if unrated, deemed comparable by PIMCO.
Below Investment Grade High Yield Securities (“Junk Bonds”),  are those rated lower than Baa by Moody’s, BBB by Standard & Poor’s or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, Standard & Poor’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Rating Scale
Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Medium-Term Note Program Ratings
Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).
MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Global Short-Term Rating Scale
Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

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P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.
In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
National Scale Short-Term Ratings
Moody’s short-term NSRs are opinions of the ability of issuers or issuances in a given country, relative to other domestic issuers or issuances, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody’s global ratings. There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.
In each specific country, the first two letters indicate the country in which the issuer is located (e.g., KE-1 through KE-4 for Kenya).
N-1: N-1 issuers or issuances represent the strongest likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-2: N-2 issuers or issuances represent an above average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-3: N-3 issuers or issuances represent an average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-4: N-4 issuers or issuances represent a below average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa.
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale.

A-2  Prospectus | PIMCO ETF Trust

Prospectus

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:
◾
Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
◾
Nature and provisions of the financial obligation and the promise S&P imputes; and
◾
Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Investment Grade
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
NR: This indicates that a rating has not been assigned or is no longer assigned.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

February 16, 2023 (as supplemented April 5, 2023) | Prospectus  A-3

PIMCO ETF Trust

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+‘ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+‘).
Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
◾
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
◾
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
◾
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
◾
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
◾
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

A-4  Prospectus | PIMCO ETF Trust

Prospectus

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers (no longer applied or outstanding)
*:This symbol indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
i: This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The 'i' suffix indicated that the rating addressed the interest portion of the obligation only. The 'i' suffix was always used in conjunction with the 'p' suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of 'AAApNRi' indicating that the principal portion was rated 'AAA' and the interest portion of the obligation was not rated.
pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch Ratings
Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

February 16, 2023 (as supplemented April 5, 2023) | Prospectus  A-5

PIMCO ETF Trust

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default.
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (’AA+‘; ’AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.
RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.
RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.
RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.
RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

A-6  Prospectus | PIMCO ETF Trust

Prospectus

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

February 16, 2023 (as supplemented April 5, 2023) | Prospectus  A-7

INVESTMENT MANAGER
PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660
DISTRIBUTOR
PIMCO Investments LLC, 1633 Broadway, New York, NY 10019
CUSTODIAN
State Street Bank & Trust Co., State Street Financial Center, One Lincoln Street, Boston, MA 02111
TRANSFER AGENT
State Street Bank & Trust Co., State Street Financial Center, One Lincoln Street, Boston, MA 02111
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197
LEGAL COUNSEL
Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO ETF Trust, call 1.888.400.4ETF or visit our website at www.pimcoetfs.com.

PIMCO ETF Trust
650 Newport Center Drive
Newport Beach, CA 92660
The Trust’s SAI and, once available, annual and semi-annual reports to shareholders include additional information about the Fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Fund’s annual report, once available, discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 1.888.400.4ETF (1.888.400.4383), by visiting www.pimcoetfs.com or by writing to:
PIMCO ETF Trust
650 Newport Center Drive
Newport Beach, CA 92660
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail from the financial intermediary, such as a broker-dealer or bank,which offers the Fund unless you specifically request paper copies of the reports from the financial intermediary. Instead, the shareholder reports will be made available on a website, and the financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary. Paper copies of the Fund’s shareholder reports are required to be provided free of charge by the financial intermediary.
You may access reports and other information about the Trust on the EDGAR Database on the Commission’s web site at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.
You can also visit our web site at www.pimcoetfs.com for additional information about the Fund, including the SAI and the annual and semi-annual reports, which are available for download free of charge.
Reference the Trust’s Investment Company Act file number in your correspondence.
Investment Company Act File Number: 811-22250
ETF0006_040523